MARCH 31, 2012

ANNUAL REPORT

FIXED INCOME

Franklin Templeton Limited Duration Income Trust

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Franklin Templeton

Limited Duration Income Trust

Your Fund’s Goals and Main Investments: Franklin Templeton Limited Duration

Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent it is possible and consistent with the Fund’s primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate bank loans and mortgage- and other asset-backed securities.

Dear Shareholder:

This annual report for Franklin Templeton Limited Duration Income Trust covers the fiscal year ended March 31, 2012.

Performance Overview

For the 12 months under review, Franklin Templeton Limited Duration Income
Trust delivered cumulative total returns of +6.26% based on net asset value and +15.03% based on market price. Net asset value decreased from $14.01 per share on March 31, 2011, to $13.82 at period-end, and the market price increased from $13.14 to $14.01 over the same period. You can find the Fund’s performance data in the Performance Summary on page 8.

Economic and Market Overview

During the 12 months under review, Federal Reserve Board (Fed) policymakers maintained historically low interest rates while adopting a more restrained view

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 14.

Annual Report | 1

of the economy primarily because of the European sovereign debt crisis and signs the U.S. economic expansion needed further support. In October, the
Fed implemented its program (dubbed Operation Twist by commentators)
designed to boost the economy by driving down long-term interest rates, which involved the sale of $400 billion in short-term securities and the purchase of an equal amount of long-term securities. The Fed also anticipated it would keep the federal funds target rate at 0% to 0.25% at least through late 2014.

The economy grew moderately during the period. Although the real estate market showed signs of improvement, home foreclosures remained historically high. To help support mortgage conditions, the Fed decided to reinvest principal received from agency debt and agency mortgage-backed securities (MBS)
in agency MBS. Additionally, federal lawmakers made efforts to strengthen the real estate market by removing some eligibility restrictions and charges associated with refinancing. Geopolitical instability in some oil-producing regions and investor concerns about weak global economic growth contributed to volatility in crude oil prices. After declining to a low of $76 per barrel on
October 4, 2011, prices rose to $103 by period-end, largely due to investor concerns about supply disruptions from the Middle East. The pace of economic expansion accelerated in the fourth quarter of 2011, powered by stronger con-
sumer spending and manufacturing and non-manufacturing growth. Driven by private sector job creation and a four-year low in applications for jobless claims, the unemployment rate fell to a multi-year low of 8.2% in March.1

Generally favorable economic improvements and positive corporate earnings reports somewhat eased investor concerns. During the 12 months under review, investment-grade fixed income markets, as measured by the Barclays Capital
(BC) U.S. Aggregate Index, and high yield corporate bonds, as measured by the
Credit Suisse (CS) High Yield Index, posted healthy returns. U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), delivered their best January and February monthly returns in more than 10 years and ended the period with robust gains.2 Global financial markets became volatile follow-
ing the downgrade of the U.S. long-term credit rating to AA+ from AAA in early August and ongoing concerns over Europe’s sovereign debt crisis. Markets rebounded later in the period as investors became generally more optimistic about the European Union and European Central Bank leaders’ progress in solving the region’s sovereign debt and banking crises. Overall for the period, however, investors sought the perceived safety of U.S. Treasuries, which drove

1. Source: Bureau of Labor Statistics.
2. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

2 | Annual Report

their prices higher and yields lower for the period under review. The two-year
Treasury bill yield fell from 0.80% on March 31, 2011, to 0.33% on March 31,
2012, while the 10-year Treasury note yield fell from 3.47% to 2.23%.

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high yield cor-
porate bonds, senior secured floating rate bank loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends com-
bined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund’s fixed income portfolio. Within the corporate bond and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed secu-
rities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

Manager’s Discussion

During the Fund’s fiscal year, the recent trend of moderate economic growth and improving financial markets continued, interrupted by periods of market volatility largely related to Europe’s ongoing sovereign debt crisis. The first sev-
eral months of the period experienced benign financial conditions as investors held a favorable outlook for the global economy. Some volatility occurred in
June 2011, however, as lingering weak U.S. housing data and high unemploy-
ment weighed on consumer confidence and the stock market, leading investors to contemplate another potential domestic recession. These factors caused some investors to pare exposure to higher beta asset classes, including the high yield bond and leveraged loan markets. Although the markets stabilized during July
2011, beginning in August 2011 the increasing discord in Europe, combined with the downgrade of long-term U.S. government debt by independent credit rating agency S&P, overwhelmed sentiment and the markets turned sharply down. However, steps to stem the European crisis helped to restore confidence by early October 2011, allowing the market to begin a recovery. The improving markets became a self-reinforcing cycle, and the favorable market momentum continued through the end of the period.

Annual Report | 3

Overall, despite the volatility experienced during the Fund’s fiscal year, financial investments generally posted positive returns. The broader stock market, as measured by the S&P 500, returned +8.54%.3 Yield on the 10-year U.S. Treasury note fell from 3.47% at the beginning of the fiscal year to 2.23% at period-end. In this environment, high yield corporate bonds returned +6.75%, as measured by the CS High Yield Index, which is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.3 For the same period, mortgage-backed securities returned +6.21%, as measured by the BC U.S. Mortgage-Backed Securities Index, which tracks performance of agency mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac; and leveraged loans returned +2.64%, as measured by the CS Leveraged Loan Index (LLI), which is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.3 Over the course of the year we increased our exposure to high yield corporate bonds, reduced our exposure to leveraged loans and held mortgage-backed securities relatively unchanged.

High Yield Corporate Bonds

High yield bonds endured a volatile year to generate a healthy +6.75% total return.3 Although the sharp decline in U.S. Treasury yields boosted returns, this factor was offset by spread widening. High yield bond spreads over Treasuries began the Fund’s fiscal year near 5%, their tightest levels since before the financial crisis, but widened over the summer and fall before ending the year at 6.2%, in line with historical averages.4 The large movement in spreads occurred despite the relatively healthy fundamental outlook for high yield corporate bonds over the course of the year. Accommodative government policies kept interest rates low and investors continued to search for yield, leading to an active new-issue market. High yield issuers were able to issue new bonds to refinance existing debt, as well as to fund acquisitions. Shareholder friendly activities accounted for a small portion of new bond issuance. Relatively few defaults occurred in the high yield sector overall. With valuations near historical averages and a favorable fundamental outlook including the market’s subdued expectation for defaults during the remainder of 2012, we remained positive toward the high yield asset class and added to our exposure during the Fund’s fiscal year.

3. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

4. Source: Credit Suisse.

4 | Annual Report

Floating Rate Bank Loans

During the Fund’s fiscal year, the bank loan asset class returned +2.64%.3 Higher credit-quality loans rated split BB or higher outperformed lower credit-quality loans rated B and CCC in the first half of the period, while lower credit-quality loans outperformed in the second half of the period.5

At the beginning of the period, increasing investor pessimism about prospects for economic recovery helped to stem record inflows into loan mutual funds. Risk aversion significantly increased in August 2011 following downward revisions in U.S. gross domestic product estimates and renewed fears of contagion from the European sovereign debt crisis. Reinforcing expectations of below trend growth and significant downside risks was the Fed’s announcement, also in August 2011, that it would keep its benchmark rate in a 0% to 0.25% range and that economic conditions would likely warrant exceptionally low levels at least through mid-2013. With the reduced likelihood of higher interest rates due to the Fed’s accommodative policies, investors withdrew money from loan mutual funds, causing many funds to sell loans to meet redemptions, thus increasing price volatility.

In late 2011, with continued strength in company earnings and improvements in the economic outlook, loans trading at steep discounts began to attract investors and contributed to a rebound in loan prices in the secondary market. Moreover, outflows from loan mutual funds moderated toward the end of the period and were partly offset by demand from new collateralized-loan-obligation issuance and year-end amortizations and repayments, which increased cash balances among loan investors. Although new issuance of loans increased at the beginning of 2012, a large portion of new institutional issuance was related to refinancing transactions, and new-issue volume was unable to match the pace of repayments.

Consequently, more issuers tightened spreads as many deals were oversubscribed. As demand in the primary market improved, arrangers brought forth multiple opportunistic deals, including amend and extend transactions, dividend recap-italizations, transactions with no covenants and second-lien loans, all signs of a market with higher demand than supply. During this period, the average loan price increased from 91.8 cents on the dollar on September 30, 2011, to 98.6 cents on March 31, 2012; the average discounted spread to maturity

5. Source: Credit Suisse. Split BB means for credit rating agencies S&P and Moody’s Investors Service, a BB or equivalent rating by one agency and a B rating by the other.

Annual Report | 5

(the interest rate margin over LIBOR or London Interbank Offered Rate, factoring the current trading price and the loan’s maturity) was LIBOR +429 basis points (100 basis points equal one percentage point).6

As a result of positive earnings and improved loan market liquidity, the loan default rate declined to 0.21% by principal amount and 0.61% by number of issuers at period-end.7

Mortgage-Backed and Asset-Backed Securities

High-quality securitized sectors performed well during the period, with MBS posting a +6.21% return.3 The Fed initiated Operation Twist, intended to further reduce longer term borrowing costs and spur refinancing and economic activity. As a part of Operation Twist, the Fed reinvested mortgage principal and agency debenture payments into MBS. This program kept the Fed’s MBS portfolio from declining, and some analysts believed it supported the MBS sector.

Opportunities and risks in the MBS sector remained balanced, in our view, with supportive technical factors and relatively favorable supply-demand characteristics. Despite low interest rates, prepayment risk was relatively contained as home price depreciation, loss of home equity and tighter underwriting standards inhibited mortgage holders’ ability to refinance their homes. Our heaviest allocation was in the 4.0% to 5.0% coupon range, as we decreased exposure to higher coupon 5.5% and 6.0% coupons and increased allocation to 4.5% and 5.0% coupons, concentrating on specified pools. We continued to invest in bonds from higher quality securitized sectors, as we found fundamentally sound bonds at attractive yields in these markets and remained allocated to higher quality asset-backed securities (ABS) and commercial-mortgage backed securities (CMBS).

6. Source: Standard & Poor’s.

7. Source: S&P Leveraged Commentary and Data and S&P Loan Syndications and Trading Association Leveraged Loan Index.

6 | Annual Report

Thank you for your continued participation in Franklin Templeton Limited
Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 7

Performance Summary as of 3/31/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The per-
formance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. The
Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Figures are for common shares. As of 3/31/12, the Fund had leverage in the amount of 32.14% of the Fund’s total assets. The Fund employs lever-
age through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
3. Assumes reinvestment of distributions at net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment plan.
5. Distribution rate is based on an annualization of the Fund’s 8.3 cent per share March dividend and the NYSE Amex closing price of $14.01 on
3/31/12.

8 | Annual Report

Annual Shareholders' Meeting

September 22, 2011

At an annual Meeting of Shareholders of the Fund held on September 22, 2011, shareholders approved the election of the following persons as Trustees of the Fund.

The results of the voting are as follows:

Trustees	Common Shares For	% of Outstanding Shares	% of Voted	Withheld or Abstain	% of Outstanding Shares	% of Voted
Sam Ginn	25,049,862.00	93.52%	96.84%	817,577.00	3.05%	3.16%
Larry D. Thompson	25,135,398.00	93.83%	97.17%	732,041.00	2.73%	2.83%
Trustees	**Preferred Shares For**	**% of Outstanding Shares**	**% of Voted**	**Withheld or Abstain**	**% of Outstanding Shares**	**% of Voted**
Sam Ginn	2,677.000	74.36%	99.30%	19.000	0.53%	0.70%
Rupert H. Johnson, Jr.	2,677.000	74.36%	99.30%	19.000	0.53%	0.70%
Larry D. Thompson	2,677.000	74.36%	99.30%	19.000	0.53%	0.70%

Note: Harris J. Ashton, Edith E. Holiday, Charles B. Johnson, Jr., Frank W.T. LaHaye, J. Michael Luttig, Frank A. Olson and John B. Wilson are Trustees of the Fund who are currently serving and whose terms of office continued after the meeting.

Annual Report | 9

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. BNY Mellon Investment Servicing (US) Inc. (Agent), P.O. Box 358035, Pittsburgh, PA 15252-8035, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund’s Dividend Reinvestment Plan Brochure. Participants may contact the Agent at the address above to obtain a copy of the Brochure.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

10 | Annual Report

The market price of shares on a particular date shall be the last sales price on NYSE Amex, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will

Annual Report | 11

be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (866) 340-2909. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

12 | Annual Report

Franklin Templeton Limited Duration Income Trust

Financial Highlights

	Year Ended March 31,				
	2012	2011	2010	2009	2008
Per common share operating performance					
(for a common share outstanding throughout the year)					
Net asset value, beginning of year	$14.01	$13.48	$10.15	$12.85	$14.24
Income from investment operations:					
Net investment income[a]	0.92	0.98	0.93	0.93	1.28
Net realized and unrealized gains (losses)	(0.04)	0.65	3.40	(2.56)	(1.29)
Dividends to preferred shareholders from net investment income	(0.05)	(0.05)	(0.05)	(0.14)	(0.37)
Total from investment operations	0.83	1.58	4.28	(1.77)	(0.38)
Less distributions to common shareholders from net investment income	(1.02)	(1.05)	(0.95)	(0.93)	(1.01)
Net asset value, end of year	$13.82	$14.01	$13.48	$10.15	$12.85
Market value, end of year[b]	$14.01	$13.14	$13.40	$ 8.92	$10.94
Total return (based on market value per share)	15.03%	6.25%	63.14%	(9.97)%	(16.64)%
Ratios to average net assets applicable to common shares[c]					
Expenses before expense reduction	1.15%	1.14%	1.15%	1.33%	1.28%
Expenses net of expense reduction	1.15%	1.14%	1.15%[d]	1.33%[d]	1.28%[d]
Net investment income	6.73%	7.15%	7.47%	8.16%	9.38%
Supplemental data					
Net assets applicable to common shares, end of year (000's)	$370,095	$375,016	$360,798	$271,679	$344,010
Portfolio turnover rate	302.18%	262.57%	220.09%	203.31%	47.48%
Portfolio turnover rate excluding mortgage dollar rolls[e]	106.49%	115.51%	66.07%	42.58%	47.48%
Asset coverage per preferred share	$77,796	$76,096	$78,092	$72,571[f]	$70,264
Liquidation preference per preferred share	$25,000	$25,000	$25,000	$25,000	$25,000

[a]Based on average daily common shares outstanding.
[b]Based on the last sale on the NYSE Amex.
[c]Based on income and expenses applicable to both common and preferred shares.
[d]Benefit of expense reduction rounds to less than 0.01%.
[e]See Note 1(e) regarding mortgage dollar rolls.
[f]Prior amount of $115,173 has been corrected to include the impact of mortgage dollar rolls.

Annual Report | The accompanying notes are an integral part of these financial statements. | 13

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2012

	Country	Principal Amount*	Value
Corporate Bonds 52.9%			
Automobiles & Components 1.6%			
Exide Technologies, senior secured note, 8.625%, 2/01/18	United States	600,000	$ 505,500
Ford Motor Credit Co. LLC, senior note,			
7.00%, 4/15/15	United States	1,000,000	1,094,859
6.625%, 8/15/17	United States	1,000,000	1,109,142
5.00%, 5/15/18	United States	1,000,000	1,038,084
5.875%, 8/02/21	United States	500,000	540,075
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	1,500,000	1,601,250
			5,888,910
Banks 1.5%			
[a]CIT Group Inc.,			
secured bond, 144A, 7.00%, 5/04/15	United States	2,500,000	2,506,125
secured bond, 144A, 7.00%, 5/02/17	United States	1,000,000	1,003,750
secured note, 144A, 6.625%, 4/01/18	United States	500,000	545,625
Regions Bank, sub. note, 7.50%, 5/15/18	United States	1,250,000	1,421,875
			5,477,375
Capital Goods 1.3%			
[a]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	2,000,000	2,015,000
Meritor Inc., senior note, 10.625%, 3/15/18	United States	1,100,000	1,188,000
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	1,500,000	1,616,250
			4,819,250
Commercial & Professional Services 0.6%			
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	2,000,000	2,080,000
Consumer Durables & Apparel 1.4%			
KB Home, senior note, 6.25%, 6/15/15	United States	182,000	179,270
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	1,000,000	1,005,000
[a]Shea Homes LP/Funding Corp., senior secured note, 144A, 8.625%, 5/15/19	United States	1,300,000	1,355,250
[a,c]Taylor Morrison Communities / Monarch Communities Inc., senior note, 144A, 7.75%, 4/15/20	United States	700,000	700,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	2,000,000	1,877,500
			5,117,020
Consumer Services 2.8%			
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	1,400,000	1,470,000
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	3,000,000	3,285,000
MGM Resorts International, senior note, 6.75%, 4/01/13	United States	2,500,000	2,590,625
[a]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	1,200,000	873,000
Starwood Hotels & Resorts Worldwide Inc., senior note, 6.75%, 5/15/18	United States	2,000,000	2,330,000
			10,548,625

14 | Annual Report

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Diversified Financials 2.4%			
Ally Financial Inc., senior note,			
4.50%, 2/11/14	United States	1,000,000	$ 1,003,750
6.25%, 12/01/17	United States	1,000,000	1,033,243
[b]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	3,000,000	3,092,490
GMAC Inc., senior note, 6.875%, 8/28/12	United States	1,000,000	1,020,000
[a]International Lease Finance Corp., senior secured note, 144A, 6.75%, 9/01/16	United States	2,000,000	2,152,500
[a]Neuberger Berman Group LLC/Finance Corp., senior note, 144A, 5.625%, 3/15/20	United States	700,000	707,000
			9,008,983
Energy 11.1%			
Alpha Natural Resources Inc., senior note,			
6.00%, 6/01/19	United States	1,500,000	1,365,000
6.25%, 6/01/21	United States	500,000	453,750
[a]Arch Coal Inc., senior note, 144A, 7.00%, 6/15/19	United States	1,000,000	927,500
Atlas Pipeline Partners LP, senior note, 8.75%, 6/15/18	United States	1,500,000	1,605,000
Chaparral Energy Inc., senior note,			
9.875%, 10/01/20	United States	1,200,000	1,344,000
8.25%, 9/01/21	United States	500,000	535,000
[a]CHC Helicopter SA, senior secured note, 144A, 9.25%, 10/15/20	Canada	2,000,000	1,995,000
Chesapeake Energy Corp., senior note,			
6.625%, 8/15/20	United States	2,500,000	2,556,250
6.125%, 2/15/21	United States	500,000	497,500
CONSOL Energy Inc., senior note, 8.00%, 4/01/17	United States	1,200,000	1,257,000
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	United States	1,500,000	1,601,250
El Paso Corp., senior bond, 6.50%, 9/15/20	United States	1,500,000	1,658,439
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	2,500,000	2,787,500
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	1,700,000	1,848,750
[a]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	2,000,000	1,935,000
[a]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	2,000,000	2,132,500
[a]Kodiak Oil & Gas Corp., senior note, 144A, 8.125%, 12/01/19	United States	600,000	636,750
Linn Energy LLC/Finance Corp., senior note,			
8.625%, 4/15/20	United States	1,500,000	1,623,750
7.75%, 2/01/21	United States	500,000	521,250
Martin Midstream Partners LP, senior note, 8.875%, 4/01/18	United States	1,000,000	1,035,000
Offshore Group Investment Ltd., senior secured note, 11.50%, 8/01/15	United States	1,200,000	1,326,000

Annual Report | 15

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
[a]PBF Holding Co. LLC, senior secured note, 144A, 8.25%, 2/15/20	United States	1,400,000	$ 1,435,000
[a]Peabody Energy Corp., senior note, 144A, 6.00%, 11/15/18	United States	2,000,000	1,970,000
[a,d,e]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	1,500,000	592,500
Plains Exploration & Production Co., senior note, 6.625%, 5/01/21	United States	500,000	532,500
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	2,000,000	1,960,000
[a]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	1,800,000	1,824,750
[a]SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18	United States	2,000,000	2,050,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	900,000	956,250
			40,963,189
Food & Staples Retailing 0.8%			
Rite Aid Corp., senior secured note,			
9.75%, 6/12/16	United States	1,700,000	1,891,250
8.00%, 8/15/20	United States	900,000	1,040,625
			2,931,875
Food, Beverage & Tobacco 2.1%			
[a]CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	Poland	600,000	459,000
Dean Foods Co., senior note, 9.75%, 12/15/18	United States	1,400,000	1,555,750
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	2,000,000	2,000,000
[a]JBS USA LLC/Finance Inc., senior note, 144A, 8.25%, 2/01/20	United States	1,000,000	1,030,000
Pinnacle Foods Finance LLC/Corp., senior note,			
9.25%, 4/01/15	United States	500,000	516,250
8.25%, 9/01/17	United States	1,000,000	1,090,000
[a,f]Refresco Group BV, senior secured note, 144A, FRN, 5.057%, 5/15/18	Netherlands	1,000,000 EUR	1,247,711
			7,898,711
Health Care Equipment & Services 3.0%			
Amerigroup Corp., senior note, 7.50%, 11/15/19	United States	1,300,000	1,430,000
[a]CHS/Community Health Systems Inc., senior note, 144A, 8.00%, 11/15/19	United States	1,100,000	1,144,000
Community Health Systems Inc., senior note, 8.875%, 7/15/15	United States	740,000	767,750
[a]DJO Finance LLC/Corp., secured note, 144A, 8.75%, 3/15/18	United States	400,000	406,000
Emergency Medical Services Corp., senior note, 8.125%, 6/01/19	United States	1,200,000	1,239,000
HCA Inc.,			
senior note, 7.50%, 2/15/22	United States	1,600,000	1,708,000
senior secured note, 5.875%, 3/15/22	United States	900,000	903,375
[a]Health Management Associates Inc., senior note, 144A, 7.375%, 1/15/20	United States	1,300,000	1,332,500
[g]United Surgical Partners International Inc., senior sub. note, PIK, 9.25%, 5/01/17	United States	2,000,000	2,110,000
			11,040,625

16 | Annual Report

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Materials 5.7%			
[a]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	2,000,000	$ 1,887,920
Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	1,000,000	920,000
[a]FMG Resources August 2006 Pty. Ltd., senior note, 144A,			
7.00%, 11/01/15	Australia	500,000	518,438
6.875%, 2/01/18	Australia	1,500,000	1,507,500
8.25%, 11/01/19	Australia	500,000	527,500
Huntsman International LLC, senior sub. note, 8.625%, 3/15/21	United States	1,200,000	1,353,000
[a]Ineos Finance PLC, senior secured note, 144A, 9.00%, 5/15/15	United Kingdom	500,000	533,125
[a]Ineos Group Holdings Ltd.,			
senior note, 144A, 7.875%, 2/15/16	United Kingdom	700,000 EUR	831,362
senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	500,000	475,000
[a]Kerling PLC, senior secured note, 144A, 10.625%, 1/28/17	United Kingdom	1,500,000 EUR	1,979,196
[a]Kinove German Bondco GmbH, senior secured note, 144A, 9.625%, 6/15/18	Germany	900,000	949,950
[a]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	2,000,000	2,085,000
[d]NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	2,000,000	1,350,000
Novelis Inc., senior note,			
8.375%, 12/15/17	Canada	500,000	545,000
8.75%, 12/15/20	Canada	900,000	990,000
[a]Reynolds Group Issuer Inc./LLC/SA,			
senior note, 144A, 9.00%, 5/15/18	United States	2,000,000	2,005,000
senior note, 144A, 9.00%, 4/15/19	United States	100,000	99,000
senior note, 144A, 8.25%, 2/15/21	United States	500,000	471,250
senior secured note, 144A, 7.125%, 4/15/19	United States	500,000	523,750
[a]Sealed Air Corp., senior note, 144A, 8.125%, 9/15/19	United States	1,000,000	1,108,750
Solo Cup Co., senior sub. note, 8.50%, 2/15/14	United States	300,000	302,250
			20,962,991
Media 4.8%			
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	1,000,000	1,093,750
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	United States	1,500,000	1,713,750
CCO Holdings LLC/CCO Holdings Capital Corp., senior note, 6.50%, 4/30/21	United States	500,000	520,000
Clear Channel Communications Inc., senior note, 9.00%, 3/01/21	United States	2,500,000	2,262,500
[a]Clear Channel Worldwide Holdings Inc., senior sub. note, 144A, 7.625%, 3/15/20	United States	800,000	788,000
[a]CSC Holdings Inc., senior note, 144A, 6.75%, 11/15/21	United States	1,000,000	1,046,250
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	2,000,000	2,222,500
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	1,000,000	975,000
[a]Musketeer GmbH, senior secured note, 144A, 9.50%, 3/15/21	Germany	900,000 EUR	1,309,095
[g]Radio One Inc., senior sub. note, PIK, 6.00%, 5/24/16	United States	1,093,082	855,339
[a,d]Seat Pagine Gialle SpA, senior secured note, 144A, 10.50%, 1/31/17	Italy	1,000,000 EUR	920,771
[a]Univision Communications Inc., senior secured note, 144A,			
6.875%, 5/15/19	United States	500,000	509,375
7.875%, 11/01/20	United States	1,000,000	1,055,000

Annual Report | 17

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Media (continued)			
[a]UPCB Finance II Ltd., senior secured note, 144A, 6.375%, 7/01/20	Netherlands	1,100,000 EUR	$ 1,464,225
[a]UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	1,000,000	1,025,000
			17,760,555
Pharmaceuticals, Biotechnology & Life Sciences 0.9%			
Giant Funding Corp., senior secured note, 8.25%, 2/01/18	Spain	1,200,000	1,305,000
[a]inVentiv Health Inc., senior note, 144A, 10.00%,			
8/15/18	United States	800,000	728,000
8/15/18	United States	500,000	452,500
[a]Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%, 12/01/19	United States	500,000	545,000
[a]Mylan Inc., senior note, 144A, 7.875%, 7/15/20	United States	400,000	448,000
			3,478,500
Real Estate 0.3%			
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	1,000,000	992,500
Retailing 1.3%			
[a]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	1,000,000	1,031,250
[a,f]Edcon Pty. Ltd., senior secured note, 144A, FRN, 4.126%, 6/15/14	South Africa	1,500,000 EUR	1,766,478
Michaels Stores Inc., senior note, 7.75%, 11/01/18	United States	1,000,000	1,070,000
[a]Petco Animal Supplies Inc., senior note, 144A, 9.25%, 12/01/18	United States	1,000,000	1,102,500
			4,970,228
Semiconductors & Semiconductor Equipment 1.2%			
Advanced Micro Devices Inc., senior note,			
8.125%, 12/15/17	United States	500,000	552,500
7.75%, 8/01/20	United States	1,000,000	1,105,000
Freescale Semiconductor Inc.,			
senior note, 8.05%, 2/01/20	United States	800,000	808,000
senior note, 10.75%, 8/01/20	United States	676,000	762,190
[a]senior secured note, 144A, 9.25%, 4/15/18	United States	1,000,000	1,100,000
			4,327,690
Software & Services 2.1%			
[a]First Data Corp., senior secured bond, 144A, 8.25%, 1/15/21	United States	2,500,000	2,456,250
[a,c]Lawson Software Inc., senior note, 144A, 9.375%, 4/01/19	United States	300,000	311,250
[a]Sitel LLC/Finance Corp., senior note, 11.50%, 4/01/18	United States	1,000,000	725,000
[a]Sterling Merger Inc., senior note, 144A, 11.00%, 10/01/19	United States	400,000	424,000
SunGard Data Systems Inc., senior note, 7.625%, 11/15/20	United States	1,500,000	1,608,750
West Corp., senior note, 7.875%, 1/15/19	United States	2,000,000	2,140,000
			7,665,250
Technology Hardware & Equipment 0.9%			
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	2,000,000	2,135,000
[a]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	1,000,000	1,070,000
			3,205,000

18 | Annual Report

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Telecommunication Services 4.8%			
CenturyLink Inc., senior note,			
6.45%, 6/15/21	United States	200,000	$ 205,586
5.80%, 3/15/22	United States	2,000,000	1,955,928
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	2,000,000	1,972,500
[a]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,200,000	1,158,000
Frontier Communications Corp., senior note,			
7.875%, 4/15/15	United States	2,000,000	2,160,000
8.25%, 4/15/17	United States	500,000	540,000
[a]Integra Telecom Inc., senior secured note, 144A, 10.75%, 4/15/16	United States	300,000	276,750
Intelsat Jackson Holdings SA, senior note, 7.25%,			
4/01/19	Luxembourg	2,000,000	2,112,500
10/15/20	Luxembourg	800,000	844,000
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	1,000,000	1,057,500
Sprint Nextel Corp., senior note,			
[a]144A, 7.00%, 3/01/20	United States	600,000	610,500
8.375%, 8/15/17	United States	1,000,000	970,000
[a]144A, 9.00%, 11/15/18	United States	1,500,000	1,650,000
[a]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	1,500,000	1,481,250
[a,g]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	512,255 EUR	601,214
			17,595,728
Transportation 1.2%			
[a,d]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	1,500,000	1,331,250
[a]Ceva Group PLC, senior secured note, 144A,			
11.625%, 10/01/16	United Kingdom	700,000	745,500
8.375%, 12/01/17	United Kingdom	200,000	200,125
11.50%, 4/01/18	United Kingdom	1,100,000	1,108,250
[a]Hertz Corp., senior note, 144A, 6.75%, 4/15/19	United States	1,000,000	1,040,000
			4,425,125
Utilities 1.1%			
[a]Calpine Corp., senior secured note, 144A,			
7.875%, 7/31/20	United States	600,000	655,500
7.50%, 2/15/21	United States	1,000,000	1,072,500
7.875%, 1/15/23	United States	500,000	542,500
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note,			
[a]144A, 11.50%, 10/01/20	United States	2,500,000	1,643,750
B, 15.00%, 4/01/21	United States	1,000,000	375,000
			4,289,250
Total Corporate Bonds (Cost $190,933,853)			195,447,380

Annual Report | 19

Franklin Templeton
Limited Duration Income Trust

Statement of Investments, March 31, 2012 *(continued)*

	Country	Principal Amount*	Value
[f,h] **Senior Floating Rate Interests 50.0%**			
Automobiles & Components 2.6%			
Autoparts Holdings Ltd., Second Lien Term Loan, 10.50%, 1/29/18	United States	1,000,000	$ 986,250
Chrysler Group LLC, Tranche B Term Loan, 6.00%, 5/24/17	United States	2,977,500	3,029,838
Federal-Mogul Corp., Term Loan B, 2.178%, 12/27/14	United States	4,036,600	3,889,151
TI Group Automotive Systems LLC, Term Loan, 6.75%, 3/14/18	United States	760,000	765,225
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	1,074,864	1,081,582
			9,752,046
Capital Goods 3.7%			
Goodman Global Inc., Initial Term Loan, 5.75%, 10/28/16	United States	3,872,267	3,900,616
Sensata Technologies Finance Co. LLC, Term Loan, 4.00%, 5/12/18	United States	1,002,425	1,002,947
Sensus USA Inc.,			
Second Lien Term Loan, 8.50%, 5/09/18	United States	1,000,000	1,000,000
Term Loan, 4.75%, 5/09/17	United States	1,025,528	1,028,092
Terex Corp., U.S. Term Loan, 5.50%, 4/28/17	United States	1,990,000	2,010,523
Tomkins LLC and Tomkins Inc., Term B-1 Loan, 4.25%, 9/29/16	United States	2,326,966	2,330,358
TransDigm Inc.,			
Tranche B-1 Term Loan, 4.00%, 2/14/17	United States	727,852	729,308
Tranche B-2 Term Loan, 4.00%, 2/14/17	United States	289,275	289,878
TriMas Corp., Tranche B Term Loan, 4.25% - 5.25%, 6/21/17	United States	1,411,392	1,414,920
			13,706,642
Commercial & Professional Services 2.9%			
[c] Acco Brands Corp., Term Loan B, 5.50%, 5.50%, 3/26/19	United States	380,000	380,713
ARAMARK Corp.,			
Extended Synthetic L/C, 3.341%, 7/26/16	United States	174,490	174,210
Term Loan B Extended, 3.491%, 7/26/16	United States	2,653,233	2,648,975
Interactive Data Corp., Term B Loans, 4.50%, 2/11/18	United States	2,415,600	2,422,141
KAR Auction Services Inc. (Adesa), Term Loan, 5.00%, 5/19/17	United States	1,637,625	1,643,255
Language Line LLC, Tranche B Term Loan, 6.25%, 6/20/16	United States	472,158	475,109
Nielsen Finance LLC/Co. (VNU Inc.), Class C Dollar Term Loan, 3.493%, 5/02/16	United States	2,451,514	2,451,821
[c] WCA Waste Corp., Term Loan, 7.00%, 3/23/18	United States	390,000	392,437
			10,588,661
Consumer Durables & Apparel 1.0%			
Visant Corp. (Jostens), New Loan B, 5.25%, 12/22/16	United States	3,767,519	3,669,405
Consumer Services 6.0%			
24 Hour Fitness Worldwide Inc., Term Loan B, 7.50%, 4/22/16	United States	1,965,000	1,967,456
Affinion Group Inc., Tranche B Term Loan, 5.00%, 10/09/16	United States	3,512,993	3,338,443
Bright Horizons Family Solutions Inc., Tranche B Term Loan, 4.25% - 6.25%, 5/21/15	United States	4,023,233	4,023,233
Burger King Holdings Inc., Tranche B Term Loan, 4.50%, 10/19/16	United States	2,561,386	2,561,258
Caesars Entertainment Operating Co. Inc.,			
Term Loan B-2, 3.242%, 1/28/15	United States	2,000,000	1,907,500
Term Loan B-4, 9.50%, 10/31/16	United States	2,435,101	2,510,589
ClubCorp Club Operations Inc., Term B Loan, 6.00%, 11/30/16	United States	2,013,576	2,026,161

20 | Annual Report

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2012 *(continued)*

	Country	Principal Amount*	Value
[f,h] Senior Floating Rate Interests (continued)			
Consumer Services (continued)			
[c] Pinnacle Entertainment Inc., Series A Incremental Term Loans, 2.744% - 3.081%, 3/19/19	United States	720,000	$ 722,850
Revel AC Inc., Tranche B Loan, 9.00%, 2/17/17	United States	1,000,000	987,857
Tropicana Entertainment Inc., Loans, 7.50%, 3/16/18	United States	2,000,000	1,986,876
			22,032,223
Diversified Financials 1.9%			
Asurion LLC, Term Loan, 5.50%, 5/24/18	United States	1,414,773	1,403,101
FIG LLC (Fortress Investment Group), Term Loan, 5.75%, 10/07/15	United States	1,704,375	1,712,897
TransUnion LLC/TransUnion FICO, Term Loan, 4.75%, 2/10/18	United States	3,940,200	3,983,345
			7,099,343
Energy 1.1%			
[c] Energy Transfer Equity LP, Loans, 5.25%, 3/23/17	United States	1,660,000	1,630,605
FTS International LLC (Frac Tech), Term Loan, 6.25%, 5/06/16	United States	1,213,082	1,210,807
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	1,326,248	1,336,194
			4,177,606
Food, Beverage & Tobacco 1.8%			
Del Monte Foods Co., Initial Term Loan, 4.50%, 3/08/18	United States	2,679,750	2,676,400
Dole Food Co. Inc., Tranche B-2 Term Loan, 5.00% - 6.00%, 7/08/18	United States	778,120	783,470
Pinnacle Foods Finance LLC,			
Term Loan B, 2.744% - 3.081%, 4/02/14	United States	994,778	997,265
Term Loan E, 5.75%, 10/02/18	United States	457,759	459,761
Tranche D Term Loan, 6.00%, 4/02/14	United States	499,895	501,020
Solvest Ltd. (Dole), Tranche C-2 Term Loan, 5.00% - 6.00%, 7/08/18	Bermuda	1,392,427	1,402,001
			6,819,917
Health Care Equipment & Services 5.8%			
Alere Inc., B Term Loan, 4.50%, 6/30/17	United States	2,179,050	2,170,199
Bausch & Lomb Inc.,			
Delayed Draw Term Loan, 3.491%, 4/28/15	United States	195,440	195,391
Parent Term Loan, 3.491% - 3.72%, 4/28/15	United States	799,861	799,661
Capsugel Holdings U.S. Inc., Initial Term Loan, 5.25%, 8/01/18	United States	1,151,433	1,162,588
Carestream Health Inc., Term Loan, 5.00%, 2/25/17	United States	1,065,271	1,046,629
Community Health Systems Inc., Term Loan, 2.491% - 2.739%, 7/25/14	United States	2,066,171	2,042,530
DaVita Inc., Tranche B Term Loan, 4.50%, 10/20/16	United States	1,382,500	1,390,097
Emergency Medical Services Corp., Initial Term Loan, 5.25%, 5/25/18	United States	2,564,100	2,569,869
HCA Inc., Tranche B-2 Term Loan, 3.72%, 3/31/17	United States	1,000,000	983,386
IASIS Healthcare LLC, Term B Loan, 5.00%, 5/03/18	United States	940,500	942,558
Kinetic Concepts Inc., Term B-2 Loan, 6.50%, 11/04/16	United States	1,995,000	2,011,209

Annual Report | 21

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2012 *(continued)*

	Country	Principal Amount*	Value
f,h Senior Floating Rate Interests (continued)			
Health Care Equipment & Services (continued)			
Universal Health Services Inc., New Tranche B Term Loan, 3.75% - 5.00%, 11/15/16	United States	3,614,750	$ 3,617,009
Vanguard Health Holding Co. II LLC, Initial Term Loan, 5.00%, 1/29/16	United States	2,473,484	2,480,596
			21,411,722
Household & Personal Products 0.5%			
Revlon Consumer Products Corp., Term Loan, 4.75%, 11/19/17	United States	1,889,235	1,891,327
Insurance 0.1%			
CNO Financial Group Inc., B-1 Loan, 6.25%, 9/30/16	United States	537,003	541,031
Materials 5.1%			
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	615,350	589,967
Anchor Glass Container Corp., First Lien Term Loan, 6.00%, 3/02/16	United States	2,178,866	2,181,589
Exopack LLC, Term B Loan, 6.50%, 5/31/17	United States	997,487	998,734
Harko C.V. (OM Group Inc.), Dollar Term Loan B, 5.75%, 8/02/17	Netherlands	616,900	622,041
Momentive Specialty Chemicals BV (Hexion), Tranche C-2B Term Loan, 4.25%, 5/03/15	United States	674,647	671,274
Momentive Specialty Chemicals Inc. (Hexion),			
Tranche C-1B Term Loan, 4.00%, 5/03/15	United States	1,500,634	1,493,131
Tranche C-4B Term Loan, 4.313%, 5/03/15	United States	469,047	463,770
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13	United States	1,000,000	1,015,000
PL Propylene LLC, Tranche B Term Loan B, 8.00%, 8.00%, 3/27/17	United States	840,000	844,200
PQ Corp., Term Loan, 3.50%, 7/30/14	United States	289,951	284,950
Reynolds Group Holdings Inc., Tranche B Term Loan, 6.50%, 2/09/18	United States	4,054,392	4,110,877
Road Infrastructure Investment, LLC, First Lien Term Loan, 7.25%, 3/30/18	United States	1,000,000	985,000
Taminco Global Chemical Corp., Dollar Term Loan, 6.25%, 2/15/19	United States	1,000,000	1,008,438
Trinseo Materials Operating SCA, Term Loan B, 6.00%, 8/02/17	Luxembourg	2,861,337	2,621,700
Walter Energy Inc., B Term Loan, 4.00%, 4/01/18	United States	952,259	949,542
			18,840,213
Media 6.3%			
Bresnan Broadband Holdings LLC, Term Loan B, 4.50%, 12/14/17	United States	1,412,125	1,412,419
Cequel Communications LLC, Term Loan, 4.00%, 2/14/19	United States	1,570,000	1,557,735
Clear Channel Communications Inc.,			
Tranche A Term Loan, 3.641%, 5/13/14	United States	984,266	915,800
Tranche B Term Loan, 3.891%, 1/29/16	United States	984,266	800,577
Cumulus Media Holdings Inc.,			
Second Lien Term Loan, 7.50%, 9/16/19	United States	1,500,000	1,524,854
Term Loan, 5.75%, 9/16/18	United States	2,133,540	2,143,674
Dex Media West LLC, Term Loan B, 7.25%, 10/24/14	United States	2,093,180	1,336,146
Entercom Radio LLC, Term B Loan, 6.25% - 7.25%, 11/23/18	United States	973,333	984,283

22 | Annual Report

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2012 *(continued)*

	Country	Principal Amount*	Value
f,h **Senior Floating Rate Interests (continued)**			
Media (continued)			
Gray Television Inc., Term Loan B, 3.75%, 12/31/14	United States	2,475,219	$ 2,456,140
c MTL Publishing LLC and EMI Group NA Holdings Inc., Term Loan, 6.50%, 3/05/18	United States	1,130,000	1,137,204
Newsday LLC, Floating Rate Term Loan, 6.822%, 8/01/13	United States	2,400,000	2,424,000
R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	1,274,659	570,410
Sinclair Television Group Inc., New Tranche B Term Loan, 4.00%, 10/29/16	United States	989,462	988,468
Telesat Canada, U.S. Term Loan B, 5.50%, 3/28/19	Canada	1,510,000	1,511,321
TWCC Holding Corp., Term Loan, 4.25%, 2/11/17	United States	1,200,236	1,203,056
Univision Communications Inc., Extended First Lien Term Loan, 4.491%, 3/31/17	United States	2,622,443	2,437,044
			23,403,131
Pharmaceuticals, Biotechnology & Life Sciences 0.9%			
inVentiv Health Inc., Term B-3 Loans, 6.75%, 5/15/18	United States	1,389,500	1,320,025
Pharmaceutical Product Development Inc., Term Loan B, 6.25%, 12/05/18	United States	2,104,725	2,132,568
			3,452,593
Retailing 3.3%			
Academy Ltd., Initial Term Loan, 6.00%, 8/03/18	United States	1,027,425	1,033,307
Amscan Holdings Inc., Term Loan B, 6.75%, 12/02/17	United States	1,526,750	1,532,152
BJ's Wholesale Club Inc., Replacement Loans, 5.25%, 9/30/18	United States	2,434,006	2,449,219
Jo-Ann Stores Inc., Initial Loan, 4.75%, 3/18/18	United States	1,943,803	1,935,056
c Michaels Stores Inc., Term Loan B-3, 6.75%, 10/31/16	United States	1,000,000	1,004,141
Neiman Marcus Group Inc., Term Loan, 4.75%, 5/16/18	United States	1,750,000	1,748,906
Pilot Travel Centers LLC, Initial Tranche B Term Loan, 4.25%, 3/30/18	United States	942,228	945,996
Prestige Brands Inc., Term B Loans, 5.25% - 6.25%, 1/26/19	United States	1,459,489	1,470,892
			12,119,669
Semiconductors & Semiconductor Equipment 0.3%			
Freescale Semiconductor Inc., Tranche B-1 Term Loan, 4.494%, 12/01/16	United States	1,000,000	975,625
Software & Services 2.1%			
Attachmate Corp., Term Loan, 6.50%, 4/27/17	United States	1,345,500	1,342,557
Fidelity National Information Services Inc.,			
Term A-2 Loans, 2.494%, 7/18/14	United States	642,047	642,314
Term B Loan, 4.25%, 7/18/16	United States	413,194	416,035
Lawson Software Inc., Tranche B-1 Term Loan, 6.75%, 9/30/16	United States	240,000	238,800
SunGard Data Systems Inc.,			
Incremental Term B Loan, 3.741%, 2/28/14	United States	713,992	715,242
Tranche A U.S. Term Loan, 1.991% - 1.993%, 2/28/14	United States	82,408	82,270
Tranche B U.S. Term Loan, 3.866% - 4.148%, 2/28/16	United States	2,317,309	2,323,895
West Corp., Term Loan B-4, 4.491% - 4.734%, 7/15/16	United States	1,227,909	1,231,716
Worldpay U.S. Inc., Facility B2A Loan, 5.25%, 10/13/17	United States	630,000	628,917
			7,621,746

Annual Report | 23

Franklin Templeton
Limited Duration Income Trust

Statement of Investments, March 31, 2012 *(continued)*

	Country	Principal Amount*	Value
[f,h] **Senior Floating Rate Interests (continued)**			
Technology Hardware & Equipment 0.5%			
Avaya Inc., Term Loan B-1, 3.241%, 10/26/14	United States	1,984,310	$ 1,926,021
Telecommunication Services 2.0%			
Genesys Telecom Holdings US Inc., Term Loan, 6.75%, 1/31/19	United States	690,000	696,641
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18	Luxembourg	3,575,047	3,598,031
MetroPCS Wireless Inc., Term Loan B3, 4.00%, 3/17/18	United States	1,781,985	1,772,184
NTELOS Inc., Term B Advance, 4.00%, 8/07/15	United States	1,237,584	1,236,037
			7,302,893
Transportation 1.4%			
[c] Avis Budget Car Rental LLC, Tranche C Term Loan, 5.50%, 3/15/19	United States	2,120,000	2,118,234
Delta Air Lines Inc., New Term Loan, 5.50%, 4/20/17	United States	1,985,000	1,982,519
Hertz Corp., Credit Linked Deposit, 3.75%, 3/11/18	United States	1,000,000	951,690
RailAmerica Inc., Initial Loan, 4.00%, 3/01/19	United States	370,000	370,347
			5,422,790
Utilities 0.7%			
Calpine Corp., Term Loan, 4.50%, 4/01/18	United States	2,692,800	2,685,142
Total Senior Floating Rate Interests (Cost $184,351,037)			185,439,746
Foreign Government and Agency Securities 2.2%			
[f,i] Government of Argentina, senior bond, FRN, 0.785%, 8/03/12	Argentina	3,000,000	366,635
Government of Malaysia, senior bond,			
3.702%, 2/25/13	Malaysia	4,097,000 MYR	1,345,944
3.70%, 5/15/13	Malaysia	360,000 MYR	118,415
3.21%, 5/31/13	Malaysia	550,000 MYR	179,958
3.461%, 7/31/13	Malaysia	1,390,000 MYR	456,326
Government of Poland,			
4.75%, 4/25/12	Poland	1,450,000 PLN	466,759
5.25%, 4/25/13	Poland	510,000 PLN	165,427
5.00%, 10/24/13	Poland	415,000 PLN	134,512
5.50%, 4/25/15	Poland	510,000 PLN	167,779
6.25%, 10/24/15	Poland	715,000 PLN	241,157
Strip, 1/25/14	Poland	1,240,000 PLN	367,937
Government of Sweden, 1.50%, 8/30/13	Sweden	6,630,000 SEK	1,010,383
Korea Treasury Bond, senior bond,			
4.25%, 12/10/12	South Korea	1,190,000,000 KRW	1,056,757
3.75%, 6/10/13	South Korea	595,860,000 KRW	527,966
3.00%, 12/10/13	South Korea	1,654,140,000 KRW	1,448,697
Total Foreign Government and Agency Securities (Cost $7,871,349)			8,054,652

24 | Annual Report

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities 6.7%			
Banks 4.6%			
Banc of America Commercial Mortgage Inc., 2005-3, A2, 4.501%, 7/10/43	United States	1,209,489	$ 1,209,190
[a,f]Banc of America Large Loan, 2010-HLTN, 144A, FRN, 1.992%, 11/15/15	United States	1,891,019	1,769,504
Citigroup Commercial Mortgage Trust,			
[f]2007-C6, AM, FRN, 5.885%, 6/10/17	United States	820,000	857,978
2008-C7, A4, 6.072%, 12/10/49	United States	700,000	814,790
[f]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1,			
A3, FRN, 5.222%, 7/15/44	United States	3,000,000	3,049,893
AJ, FRN, 5.399%, 7/15/44	United States	1,245,000	1,218,760
GS Mortgage Securities Corp. II,			
2003-C1, A3, 4.608%, 1/10/40	United States	400,000	407,582
[f]2006-GG6, A4, FRN, 5.553%, 4/10/38	United States	470,000	522,768
[f]Merrill Lynch Mortgage Investors Trust, 2003-OPT1, B2, FRN, 4.367%, 7/25/34	United States	33,301	12,783
[f]Morgan Stanley ABS Capital I Inc. Trust,			
2003-HE3, B1, FRN, 5.192%, 10/25/33	United States	548,422	140,225
2003-NC10, B1, FRN, 5.192%, 10/25/33	United States	369,929	149,225
[a,f]Wachovia Bank Commercial Mortgage Trust, 2007-WHL8, A1, 144A, FRN, 0.322%, 6/15/20	United States	4,800,298	4,546,136
Wells Fargo Mortgage Backed Securities Trust,			
[f]2004-W, A9, FRN, 2.762%, 11/25/34	United States	845,824	842,902
[i]2007-3, 3A1, 5.50%, 4/25/37	United States	1,393,530	1,459,226
			17,000,962
Diversified Financials 2.1%			
[a,f]ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.491%, 11/25/20	Cayman Islands	530,000	445,589
[f]Argent Securities Inc., 2003-W5, M4, FRN, 3.992%, 10/25/33	United States	811,444	306,981
[a,f]Armstrong Loan Funding Ltd., 2008-1A, B, 144A, FRN, 1.547%, 8/01/16	Cayman Islands	1,363,367	1,340,967
[a,f]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.814%, 3/11/21	Cayman Islands	457,000	373,095
[f]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN, 0.742%, 2/25/35	United States	987,321	868,152
[a,f]Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.567%, 10/15/21	Cayman Islands	310,000	266,501
[a,f]Commercial Industrial Finance Corp., 2007-3A, A1J, 144A, FRN, 0.959%, 7/26/21	Cayman Islands	640,000	543,597
[a,f]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.947%, 11/01/17	Cayman Islands	1,000,000	844,830
[f,i]GSAMP Trust, 2003-AHL, B1, FRN, 6.242%, 10/25/33	United States	807,149	391,580
[a,f]MAPS CLO Fund LLC, 2005-1A, B, 144A, FRN, 0.974%, 12/21/17	United States	500,000	470,360
[f]Morgan Stanley Dean Witter Capital I, 2003-NC3, B1, FRN, 4.742%, 3/25/33	United States	458,093	73,130
[f]New Century Home Equity Loan Trust, 2003-2, M3, FRN, 5.792%, 1/25/33	United States	409,303	22,824

Annual Report | 25

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)			
Diversified Financials (continued)			
[f]Option One Mortgage Loan Trust, 2003-6, M5, FRN, 3.542%, 11/25/33	United States	413,437	$ 229,096
[f]Specialty Underwriting & Residential Finance, 2003-BC4, B2, FRN, 3.992%, 11/25/34	United States	96,569	36,414
[f]Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN, 5.117%, 4/25/33	United States	13,987	1,617
[a,f]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.772%, 8/01/22	Cayman Islands	1,544,786	1,432,565
			7,647,298
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $26,073,437)			24,648,260
Mortgage-Backed Securities 32.8%			
[f]**Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.2%**			
FHLMC, 2.702%, 5/01/34	United States	813,507	824,772
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 7.3%			
FHLMC Gold 15 Year, 5.00%, 12/01/23	United States	3,784,209	4,075,049
FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	84,133	91,362
FHLMC Gold 15 Year, 6.00%, 3/01/14	United States	296,838	299,218
[c]FHLMC Gold 30 Year, 4.00%, 4/01/41	United States	4,600,000	4,810,594
[c]FHLMC Gold 30 Year, 4.50%, 9/01/39 - 4/01/40	United States	2,466,985	2,617,345
[c]FHLMC Gold 30 Year, 5.00%, 4/01/39	United States	2,500,000	2,691,700
[c]FHLMC Gold 30 Year, 5.50%, 4/01/39	United States	4,500,000	4,890,939
[c]FHLMC Gold 30 Year, 6.00%, 7/01/28 - 4/01/39	United States	3,957,285	4,384,026
FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	1,513,364	1,694,159
FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	393,877	458,349
FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	44,137	53,663
FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	925,238	1,128,794
			27,195,198
[f]**Federal National Mortgage Association (FNMA) Adjustable Rate 0.4%**			
FNMA, 2.206%, 7/01/34	United States	1,317,102	1,393,757
FNMA, 6.028%, 6/01/32	United States	16,135	17,257
			1,411,014
Federal National Mortgage Association (FNMA) Fixed Rate 24.5%			
FNMA 15 Year, 3.50%, 1/01/26	United States	1,887,118	1,981,724
[c]FNMA 15 Year, 5.00%, 4/01/25	United States	1,170,000	1,265,063
FNMA 15 Year, 5.50%, 7/01/20	United States	1,360,329	1,486,977
FNMA 15 Year, 6.00%, 6/01/17	United States	501,697	541,826
FNMA 15 Year, 6.50%, 7/01/20	United States	26,806	28,931
FNMA 30 Year, 4.00%, 2/01/41	United States	987,222	1,036,513
FNMA 30 Year, 4.00%, 2/01/41	United States	4,463,057	4,683,803
[c]FNMA 30 Year, 4.00%, 3/01/41	United States	11,115,000	11,656,856
[c]FNMA 30 Year, 4.50%, 4/01/39	United States	12,736,000	13,549,911

26 | Annual Report

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2012 *(continued)*

	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)			
Federal National Mortgage Association (FNMA) Fixed Rate (continued)			
FNMA 30 Year, 4.50%, 9/01/40	United States	4,991,931	$ 5,318,847
FNMA 30 Year, 4.50%, 12/01/40	United States	124,004	132,125
FNMA 30 Year, 5.00%, 5/01/38	United States	4,249,469	4,599,750
[c]FNMA 30 Year, 5.00%, 4/01/39	United States	23,805,000	25,716,844
[c]FNMA 30 Year, 5.50%, 4/01/39	United States	10,708,000	11,668,376
FNMA 30 Year, 6.00%, 4/01/33 - 7/01/36	United States	836,712	929,470
[c]FNMA 30 Year, 6.00%, 4/15/41	United States	4,355,000	4,798,667
FNMA 30 Year, 6.50%, 8/01/32	United States	586,921	673,010
FNMA 30 Year, 7.00%, 9/01/18	United States	121,684	137,225
FNMA 30 Year, 8.00%, 10/01/29	United States	156,861	183,856
FNMA 30 Year, 8.50%, 8/01/26	United States	221,986	244,484
			90,634,258
Government National Mortgage Association (GNMA) Fixed Rate 0.4%			
GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33	United States	859,841	1,002,427
GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	130,994	152,764
GNMA II SF 30 Year, 8.00%, 1/20/28 - 2/20/32	United States	254,435	311,336
			1,466,527
Total Mortgage-Backed Securities (Cost $120,181,265)			121,531,769
Total Investments before Short Term Investments (Cost $529,410,941)			535,121,807
Short Term Investments 3.5%			
Foreign Government and Agency Securities 0.0%[†]			
Government of Malaysia, senior bond,			
3.718%, 6/15/12	Malaysia	220,000 MYR	71,949
2.509%, 8/27/12	Malaysia	200,000 MYR	65,186
Total Foreign Government and Agency Securities (Cost $140,064)			137,135
Total Investments before Money Market Funds (Cost $529,551,005)			535,258,942
		Shares	
Money Market Funds (Cost $13,040,599) 3.5%			
[k,l]Institutional Fiduciary Trust Money Market Portfolio	United States	13,040,599	13,040,599
Total Investments (Cost $542,591,604) 148.1%			548,299,541
Preferred Shares (24.3)%			(90,000,000)
Other Assets, less Liabilities (23.8)%			(88,204,497)
Net Assets Applicable to Common Shares 100.0%			$370,095,044

Annual Report | 27

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2012 (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At March 31,
2012, the aggregate value of these securities was $94,182,379, representing 25.45% of net assets.
bPerpetual security with no stated maturity date.
cA portion or all of the security purchased on a when-issued, delayed delivery, or to-be-announced (TBA) basis. See Note 1(c).
dSee Note 9 regarding defaulted securities.
eAt March 31, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
fThe coupon rate shown represents the rate at period end.
gIncome may be received in additional securities and/or cash.
hSee Note 1(f) regarding senior floating rate interests.
iThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
jThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
kNon-income producing.
lSee Note 8 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

28 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Franklin Templeton Limited Duration Income Trust

Financial Statements

Statement of Assets and Liabilities

March 31, 2012

Assets:	
Investments in securities:	
Cost - Unaffiliated issuers	$529,551,005
Cost - Sweep Money Fund (Note 8)	13,040,599
Total cost of investments	$542,591,604
Value - Unaffiliated issuers	$535,258,942
Value - Sweep Money Fund (Note 8)	13,040,599
Total value of investments	548,299,541
Cash	1,710,444
Restricted Cash (Note 1g)	210,000
Foreign currency, at value (cost $19,108)	19,230
Receivables:	
Investment securities sold	4,980,661
Interest	4,969,995
Unrealized appreciation on forward exchange contracts	644,911
Total assets	560,834,782
Liabilities:	
Payables:	
Investment securities purchased	97,570,333
Affiliates	322,084
Distributions to common shareholders	2,223,315
Distributions to preferred shareholders	20,048
Due to brokers	210,000
Unrealized depreciation on forward exchange contracts	217,261
Accrued expenses and other liabilities	176,697
Total liabilities	100,739,738
Preferred shares at redemption value [$25,000 liquidation preference per share (3,600 shares outstanding)] (Note 3)	90,000,000
Net assets applicable to common shares	$370,095,044
Net assets applicable to common shares consist of:	
Paid-in capital	$380,696,659
Distributions in excess of net investment income	(278,127)
Net unrealized appreciation (depreciation)	6,135,949
Accumulated net realized gain (loss)	(16,459,437)
Net assets applicable to common shares	$370,095,044
Common shares outstanding	26,786,933
Net asset value per common share	$13.82

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivative financial instruments (derivatives) trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such securities and considers a number of factors, including

Annual Report | 33

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

significant unobservable valuation inputs when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

34 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

The Fund purchases securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no

Annual Report | 35

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives. At March 31, 2012, the Fund had no exposure to credit default swaps.

See Note 10 regarding other derivative information.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

36 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Senior Floating Rate Interests (continued)

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

g. Restricted Cash

At March 31, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

h. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis

Annual Report | 37

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Security Transactions, Investment Income, Expenses and Distributions (continued)

may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2012, there were an unlimited number of common shares authorized (without par value). During the year ended March 31, 2012, there were 13,161 shares issued for $184,255 from reinvested distributions.

3. AUCTION RATE PREFERRED SHARES

The Fund has outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Preferred Shares are senior to common shares and the Fund will not declare or pay any dividend on the common shares unless the Fund has declared or paid full cumulative dividends on the Preferred Shares through the most recent dividend date. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F have all failed during the year ended March 31, 2012; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as

38 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

3. AUCTION RATE PREFERRED SHARES (continued)

defined in the prospectus. During the year ended March 31, 2012, the dividends on Preferred
Shares ranged from 1.409% to 1.473%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody’s Investor Services Inc.,
and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the year ended March 31, 2012, all requirements were met.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

The Fund pays an investment management fee and administrative fee to Advisers and FT Services of 0.50% and 0.20%, respectively, per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2012, there were no credits earned.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the
Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

Annual Report | 39

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

At March 31, 2012, the Fund had capital loss carryforwards of $14,099,734 expiring in 2018. During the year ended March 31, 2012, the Fund utilized $5,658,461 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At March 31, 2012, the Fund deferred post-October capital losses of $1,904,096.

The tax character of distributions paid during the years ended March 31, 2012 and 2011, was as follows:

At March 31, 2012, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions, mortgage dollar rolls, paydown losses and swaps.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2012, aggregated $1,597,276,682 and $1,603,613,847, respectively.

8. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

40 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

9. CREDIT RISK AND DEFAULTED SECURITIES

At March 31, 2012, the Fund had 70.39% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2012, the aggregate value of these securities represents 0.77% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. OTHER DERIVATIVE INFORMATION

At March 31, 2012, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the period ended March 31, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

For the year ended March 31, 2012, the average month end market value of derivatives represented 0.32% of average month end net assets. The average month end number of open derivative contracts for the year was 23.

See Note 1(d) regarding derivative financial instruments.

Annual Report | 41

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

42 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

12. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

In December 2011, FASB issued ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a Fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund is currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on the financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 43

Franklin Templeton

Limited Duration Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Limited Duration Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Limited Duration Income Trust (the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2012

44 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $21,522,123 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2012.

Annual Report | 45

Franklin Templeton

Limited Duration Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin
Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term until that person’s successor is elected and qualified.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Senior Vice President	Since 2003	50	None
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				

48 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2003	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Annual Report | 49

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust’s investment manager and distributor.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such finan-
cial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent
Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

50 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 28, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Limited Duration Income Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on expenses, legal and compliance matters, pricing, brokerage commissions, and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s efforts and

Annual Report | 51

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of the level of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance in comparison with a performance universe consisting of the Fund and all leveraged closed-end BBB-rated corporate debt funds as selected by Lipper during 2011 and for previous periods ended December 31, 2011, during which the Fund has been in operation. Such report considers both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund’s income return for 2011 to be in the highest or best performing quintile of such performance universe and its income return on an annualized basis to be in the middle quintile of such universe for each of the previous three- and five-year periods. The Lipper report showed the Fund’s 2011 total return to be in the lowest quintile in such performance universe, and on an annualized basis to be in the middle quintile of such universe for each of the previous three- and five-year periods. In discussing such performance, management pointed out that it reflected the fact that while Lipper placed it in a general corporate debt (BBB-rated) universe category, the Fund’s three primary asset classes are high yield corporate bonds, leveraged bank loans, and mortgage and other asset backed securities, which underperformed BBB-rated corporates in 2011. The Board took such explanation into account in finding the Fund’s overall performance as set forth in the Lipper report to be acceptable, noting its investment objective of maximizing income with capital appreciation being secondary.

52 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a Lipper expense group consisting of the Fund and three other leveraged closed-end BBB-rated corporate debt funds as selected by Lipper. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee rate in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of contractual investment management fees. The results of such expense comparisons showed that the Fund’s contractual investment management fee rate was 10 basis points higher than the median of its Lipper expense group, while its actual total expense ratio was 12 basis points lower than the median of such expense group. The Board found such expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, such cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers

Annual Report | 53

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

54 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by NYSE Amex’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2011. Additionally, the Fund expects to file, on or about May 30, 2012, such certifications with its Form N-CSR for the year ended March 31, 2012.

Annual Report | 55

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $52,360 for the fiscal year ended March 31, 2012 and $49,568 for the fiscal year ended March 31, 2011.

(b) Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $13,760 for the fiscal year ended March 31, 2012 and $13,167 for the fiscal year ended March 31, 2011. The services for which fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $75,000 for the fiscal year ended March 31, 2012 and $60,000 for the fiscal year ended March 31, 2011.
The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $136 for the fiscal year ended March 31,
2012 and $0 for the fiscal year ended March 31, 2011. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2012 and $144,664 for the fiscal year ended March 31,
2011. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the
Securities Exchange Act of 1934, to management; subject, in the case of (ii)
through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $88,760 for the fiscal year ended March 31, 2012 and $217,967 for the fiscal year ended March 31, 2011.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager's instructions and/or policies. The investment manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy

Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-
party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis,
ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the
Fund invests in an underlying fund in reliance on any one of Sections 12(d)
(1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to any SEC exemptive orders thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940
Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3)
when required pursuant to the Fund’s governing documents or applicable law.
Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors.

The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors.
On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans.
The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is
10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes”
that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.
The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of
“greenmail.” The investment manager generally supports “fair price”
provisions and confidential voting.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent.
However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, The investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian; (ii) a meeting notice was received too late;
(iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi)
proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or
(viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com.
Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort
Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of May 25, 2012 the portfolio managers of the Fund are as follows:

Roger Bayston, CFA, Richard Hsu, Christopher Molumphy, CFA and Eric G.
Takaha, CFA, serve as the portfolio management team responsible for managing the Fund's portfolio investment. Each of them has experience managing
Franklin mutual funds and private accounts.

Mr. Bayston has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1991.

Mr. Hsu has been a portfolio manager of the Fund since 2006. He joined
Franklin Templeton Investments in 1996.

Mr. Molumphy has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.

Mr. Takaha has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1989.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2012.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Roger Bayston	7	20,280.6	4	3,711.3	1	1,572.3
Richard Hsu	2	2,813.0	2	128.9	0	N/A
Christopher Molumphy	8	18,871.6	5	2,083.3	1	126.4
Eric G. Takaha	5	12,586.0	4	1,406.5	4	361.1

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

- *Investment performance.* Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured

- *Non-investment performance.* The more qualitative contributions of the portfolio manager to the investment manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

- *Responsibilities.* The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager's appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Roger Bayston	None
Richard Hsu	None
Christopher Molumphy	None
Eric G. Takaha	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) <u>Evaluation of Disclosure Controls and Procedures</u>. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the

Securities Exchange Act of 1934 and the Investment Company Act of 1940 is
recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The
Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-
CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the
Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the
Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on
Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of
2002 of Laura F. Fergerson, Chief Executive Officer - Finance and
Administration, and Gaston Gardey, Chief Financial Officer and Chief
Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration,
and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer